Class A:    GPAPX    Institutional:    GPPIX     Adminstration:    GPPAX    Preferred:    GPPPX    Investor:    GPPOX

Class R6:    GPPSX

Before you invest, you may want to review the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-526-7384 for Class A and Investor shareholders, 800-621-2550 for all other shareholders, or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2019, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Administration, Preferred and Class R6 shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Institutional	Administration	Preferred	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional	Administration	Preferred	Investor	Class R6
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.15%	None	None	None	None	None
Other Expenses[1]	0.17%	0.08%	0.33%	0.18%	0.17%	0.07%
Administration Fees	None	None	0.25%	0.10%	None	None
Other Expenses	0.17%	0.08%	0.08%	0.08%	0.17%	0.07%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.58%	0.34%	0.59%	0.44%	0.43%	0.33%
Fee Waiver and Expense Limitation[3]	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.48%	0.24%	0.49%	0.34%	0.33%	0.23%

[1]	The “Other Expenses” for Preferred Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.

[2]

The “Total Annual Fund Operating Expenses” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

[3]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A Shares, Institutional Shares, Administration Shares, Preferred Shares, Investor Shares and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A Shares, Institutional Shares, Administration Shares, Preferred Shares, Investor Shares and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$49	$176	$314	$716
Institutional Shares	$25	$99	$181	$421
Administration Shares	$50	$179	$319	$728
Preferred Shares	$35	$131	$236	$545
Investor Shares	$34	$128	$231	$532
Class R6 Shares	$24	$96	$175	$408

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover for the fiscal year ended March 31, 2019 was 89% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund pursues its investment objective by investing in a broad range of high quality, U.S. dollar-denominated fixed income instruments, including obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, certificates of deposit, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund will not invest in mortgage-backed securities or derivatives.

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).

In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high quality, U.S. dollar-denominated fixed income instruments that are within the maturity guidelines discussed below and that the Investment Adviser believes offer attractive yields relative to other similar securities, consistent with preservation of capital and liquidity.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations. The Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive position.

The Fund’s benchmarks are the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE BofAML 3-6 Month U.S. Treasury Bill Index.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

CREDIT QUALITY GUIDELINES

The Fund will invest at least 85% of its total assets in securities (or the issuers of such securities) that are rated, at the time of purchase, in the highest short-term credit rating category by at least one nationally recognized statistical rating organization (“NRSRO”) (A-1, P-1, or F1 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of A- by Standard & Poor’s or Fitch, or A3 by Moody’s). The remainder of the Fund’s investments will carry a minimum short-term credit rating of A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively, at the time of purchase, or, if such securities only maintain long term ratings or are unrated, determined by the Investment Adviser to be of comparable credit quality at the time of purchase (e.g., minimum long-term credit rating of BBB by Standard & Poor’s or Fitch, or Baa2 by Moody’s). The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

MATURITY GUIDELINES

Except for floating rate and variable rate securities, the Fund will invest in securities that have remaining maturities of two years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). Floating rate and variable rate securities must have remaining maturities of three years or less at the time of purchase, with limited exceptions where a security has maturity shortening features (e.g., demand features). The Fund will maintain a dollar-weighted average portfolio maturity (“WAM”) that does not exceed approximately nine months and a dollar-weighted average portfolio life (“WAL”) that does not exceed approximately one year.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

INVESTMENT PHILOSOPHY

The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

◾	Thoughtfully combine diversified sources of return by employing multiple strategies

◾	Take a global perspective to seek to uncover relative value opportunities

◾	Employ focused specialist teams to seek to identify short-term mispricings and incorporate long-term views

◾	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

◾	Build a strong team of skilled investors who seek to excel on behalf of our clients

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Asset-Backed and Receivables-Backed Securities Risk. The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). These risks are generally greater for longer-term asset-backed securities. Asset-backed securities are subject to various other risks, including the risk that private insurers fail to meet their obligations, the risk of unexpectedly high rates of default on the assets backing the securities and the risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Financial Services Sector Risk. An adverse development in the financial services sector, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles.

Floating and Variable Rate Obligations Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could

4        SUMMARY PROSPECTUS — GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Industry Concentration Risk. The Fund concentrates its investments in the financial services group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

NAV Risk. The net asset value of the Fund and the value of your investment will fluctuate.

Other Investment Companies Risk. By investing in other investment companies (including ETFs) indirectly through the

5        SUMMARY PROSPECTUS — GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Administration, Preferred, Investor and Class R6 Shares compare to those of certain broad-based securities market indices. The ICE BofAML 3–6 Month U.S. Treasury Bill Index shows how the Fund’s performance compares to short-term Treasury bills of about 90 to 180-day maturity. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

6        SUMMARY PROSPECTUS — GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2018	1 Year	Since Inception
Class A Shares (Inception 10/31/16)*
Returns Before Taxes	1.82%	0.76%
Bloomberg Barclays Short-Term Government/Corporate Index	1.99%	0.86%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	1.93%	0.70%
Institutional Shares (Inception 2/28/14)
Returns Before Taxes	2.15%	1.11%
Returns After Taxes on Distributions	1.23%	0.65%
Returns After Taxes on Distributions and Sale of Fund Shares	1.27%	0.64%
Bloomberg Barclays Short-Term Government/Corporate Index	1.99%	0.86%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	1.93%	0.70%
Administration Shares (Inception 2/28/14)
Returns Before Taxes	1.89%	0.87%
Bloomberg Barclays Short-Term Government/Corporate Index	1.99%	0.86%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	1.93%	0.70%
Preferred Shares (Inception 10/31/16)*
Returns Before Taxes	1.95%	1.00%
Bloomberg Barclays Short-Term Government/Corporate Index	1.99%	0.86%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	1.93%	0.70%
Investor Shares (Inception 8/14/18)**
Returns Before Taxes	2.15%	1.11%
Returns After Taxes on Distributions	1.23%	0.65%
Returns After Taxes on Distributions and Sale of Fund Shares	1.27%	0.64%
Bloomberg Barclays Short-Term Government/Corporate Index	1.99%	0.86%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	1.93%	0.70%
Class R6 Shares (Inception 11/30/17)***
Returns Before Taxes	2.12%	1.11%
Bloomberg Barclays Short-Term Government/Corporate Index	1.99%	0.86%
ICE BofAML 3-6 Month U.S. Treasury Bill Index	1.93%	0.70%

*

Class A Shares and Preferred Shares commenced operations on October 31, 2016. Prior to that date, the performance of Class A Shares and Preferred Shares is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has been adjusted for Class A and Preferred Shares to reflect the fees of these share classes. Performance of Class A Shares reflects no initial sales charge. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares was 1.50%, which is not reflected in the performance shown in the table above.

**

Investor Shares commenced operations on August 14, 2018. Performance of Investor Shares is that of Institutional Shares. Performance has not been adjusted to reflect the expenses of Investor Shares. Investor Shares would have had similar returns (because these share classes represent interests in the same portfolio of securities) and would differ only to the extent that Investor Shares and Institutional Shares have different expenses.

***

Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the expenses of Class R6 Shares. Class R6 Shares would have had similar returns (because these share classes represent interests in the same portfolio of securities) and would differ only to the extent that Class R6 Shares and Institutional Shares have different expenses.

The after-tax returns are for Institutional Shares only. The after-tax returns for Class A, Administration, Preferred, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7        SUMMARY PROSPECTUS — GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Dave Fishman, Managing Director, Co-Head of Liquidity Solutions, has managed the Fund since 2014; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Administration, Preferred, Investor or Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts. The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional Shares.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Administration, Preferred, Investor or Class R6 Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Intermediary, the Fund and/ or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

8        SUMMARY PROSPECTUS — GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

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